UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):      May 24, 2002

                          MONARCH CASINO & RESORT, INC.
             (Exact name of registrant as specified in its charter)


          NEVADA                     0-22088                  88-0300760
(State or other jurisdiction       (Commission             (I.R.S. Employer
      of incorporation)             File Number)          Identification No.)


     1175 W. Moana Lane, Suite 200
            Reno, NEVADA                                          89509
(Address of Principal Executive Offices)                        (Zip Code)



                                 (775)825-3355
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
              ----------------------------------------------------
          (Former name or former address, if changed since last report)


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)      Dismissal of previous independent accountants

         (i) On May 24, 2002, Monarch Casino & Resort, Inc., or Monarch, dismissed Arthur Andersen LLP, or Andersen, as its independent public accountants. Monarch's Audit Committee and Board of Directors participated in and approved the decision to dismiss Andersen.

         (ii) The reports of Andersen on the financial statements of Monarch for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

         (iii) During the two most recent fiscal years and through May 24, 2002, there have been no disagreements between Monarch and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Andersen, would have caused Andersen to make reference to the subject matter thereof in its report on Monarch's financial statements for such periods.

         (iv) During the two most recent fiscal years and through May 24, 2002, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

         (v) At the request of Monarch, Andersen furnished a letter addressed to the SEC stating that it agrees with the above statements. A copy of such letter, dated May 24, 2002, is filed as Exhibit 16 to this Form 8-K.

(b)      Engagement of new independent accountants.

         (i) Monarch engaged Deloitte & Touche LLP as its new independent accountants as of May 24, 2002. During the two most recent fiscal years and through May 24, 2002, Monarch has not consulted with Deloitte & Touche LLP regarding the matters described in, and required to be disclosed pursuant to, Item 304(a)(2)(i) or Item 304(a)(2)(ii) of Regulation S-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  16 (1)  Arthur Andersen LLP Letter Dated May 24,
                          2002







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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MONARCH CASINO & RESORT, INC.


Date:    May 24, 2002                     By: /s/ Ben Farahi
                                              -------------------------------
                                          Name:   Ben Farahi
                                          Title:  Chief Financial Officer,
                                                  Treasurer and Secretary












































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